Computation of Earnings per-Share	12 Months Ended
Jun. 30, 2023
Earnings Per Share [Abstract]
Computation of Earnings per-Share
Note 6. Computation of Earnings
per-Share
On the MSGE Distribution Date, 51,768 shares of common stock of the Company, inclusive of 17,021 shares of
Class
A common stock related to the MSGE Retained Interest, were outstanding as of April 20, 2023. This share amount is being utilized for the calculation of basic earnings (loss) per share for Fiscal Years 2022 and 2021 because the Company was not a standalone public company prior to the MSGE Distribution. In addition, for Fiscal Years 2022 and 2021 the computation of diluted earnings per share equals the basic earnings (loss) per share calculation since there was no stock trading information available to compute dilutive effect of shares issuable under share-based compensation plans needed under the treasury method in accordance with ASC Topic 260 and since common stock equivalents were antidilutive due to losses from operations
.
The following table presents a reconciliation of weighted-average shares used in the calculations of basic and diluted earnings (loss) per share attributable to the Company’s stockholders.

	Years Ended June 30,
	2023	2022	2021
Weighted-average shares (denominator):
Weighted-average shares for basic EPS	51,819	51,768	51,768
Dilutive effect of shares issuable under share-based compensation plans (a)	459	—	—

Weighted-average shares for diluted EPS	52,278	51,768	51,768

Weighted-average anti-dilutive shares (a)	740	—	—

(a)
For Fiscal Years 2022 and 2021, all restricted stock units and stock options were excluded from the above table because there was no stock trading information available to compute dilutive effect of shares issuable under share-based compensation plans under the treasury method in accordance with ASC Topic 260, Earnings Per Share.